EXHIBIT 10.2

EXECUTION COPY

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 30th day of April, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of April 1, 2013, among the Depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and the Trustee (the “Pooling and Servicing Agreement”), and United Shore Financial Services, LLC, a Michigan limited liability company (“Shore”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of December 1, 2011, between Assignor and Shore (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.          Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by Shore pursuant to Subsection 7.01 and Subsection 7.02 of the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.          Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by Shore pursuant to Subsection 7.01 and Subsection 7.02 of the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor.

3.          Shore hereby acknowledges the foregoing assignments.

Representations and Warranties

4.          Assignor warrants and represents to, and covenants with, Depositor, Assignee and Shore as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to Shore with respect to the Purchase Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

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5.          Depositor warrants and represents to, and covenants with, Assignor, Assignee and Shore that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.          Assignee warrants and represents to, and covenants with, Assignor, Depositor and Shore that as of the date hereof:

(a)          Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

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7.          Shore warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Shore is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)          Shore has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Shore’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Shore’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Shore is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Shore or its property is subject. The execution, delivery and performance by Shore of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Shore. This Agreement has been duly executed and delivered by Shore and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of Shore enforceable against Shore in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Shore in connection with the execution, delivery or performance by Shore of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated Shore Representations and Warranties

8.          Pursuant to Section 32(d) of the Purchase Agreement, Shore hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date with respect to each Mortgage Loan and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

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In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under Subsection 7.03 and Subsection 12.01 of the Purchase Agreement, including, without limitation, the right to compel Shore to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10 of this Agreement.

Recognition of Assignee

9.          From and after the date hereof, subject to Section 10 below, Shore shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and Shore had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.          (a)          Controlling Holder Rights. Shore agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee’s rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

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Amendments to Purchase Agreement

11.          The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)          Definitions.

(i)          The definitions of “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Michigan, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Delaware, Maryland, Michigan, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

(b)          The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)          The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.          All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)          In the case of Shore,

United Shore Financial Services, LLC

555 S. Adams Road

Birmingham, Michigan 48009

Attention: Chief Executive Officer

Phone: (248) 833-0459

Facsimile: (248) 554-6049

with a copy to

General Counsel at the same address

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(b)            In the case of Assignee,

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, Delaware, 19801

Attention: Corporate Trust — Sequoia Mortgage Trust 2013-6

(c)            In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)            In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)            In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2013-6

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(f)          In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

13.          This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.          This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or Shore may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or Shore, respectively, hereunder.

16.          This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by Shore pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.          This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.           The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. Shore hereby consents to such exercise and enforcement.

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19.          It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.          Master Servicer. Shore hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of Shore hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

Shore shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #39227100, Sequoia Mortgage Trust 2013-6 Distribution Account

21.          Shore acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement, Shore shall pay shipping expenses for sending any Mortgage Loan Documents to Shore or as otherwise necessary to cure such breach.

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22.          Rule 17g-5 Compliance. Shore hereby agrees that it shall provide any information with respect to the Mortgage Loans or the origination thereof that it is reasonably requested to provide to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2013-6” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify Shore in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. Shore shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between Shore, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to Shore or (ii) such Rating Agency’s or NRSRO’s evaluation of Shore’s operations in general; provided, however, that Shore shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:	/s/ W.J. Moliski
Name:	W.J. Moliski
Title:	Authorized Officer

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:	/s/ W.J. Moliski
Name:	W.J. Moliski
Title:	Authorized Officer

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee,
Assignee

By:	/s/ Jeffrey R. Everhart
Name:	Jeffrey R. Everhart
Title:	Assistant Vice President

United Shore Financial Services, LLC

By:	/s/ Mat Ishbia
Name:	Mat Ishbia
Title:	President

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

Signature Page – Assignment of Representations and Warranties – United Shore Financial (SEMT 2013-6)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator Name	Loan Group	Loan Number	Amortization Type	Lien Position
1	1000383	0.002500			Shore Financial Services, Inc.		10000007627	1	1
2	1000383	0.002500			Shore Financial Services, Inc.		10000007329	1	1
3	1000383	0.002500			Shore Financial Services, Inc.		10000008447	1	1
4	1000383	0.002500			Shore Financial Services, Inc.		10000008041	1	1
5	1000383	0.002500			Shore Financial Services, Inc.		10000008335	1	1
6	1000383	0.002500			Shore Financial Services, Inc.		10000009628	1	1
7	1000383	0.002500			Shore Financial Services, Inc.		10000005608	1	1
8	1000383	0.002500			Shore Financial Services, Inc.		10000007254	1	1
9	1000383	0.002500			Shore Financial Services, Inc.		10000006338	1	1
10	1000383	0.002500			Shore Financial Services, Inc.		10000007253	1	1
11	1000383	0.002500			Shore Financial Services, Inc.		10000008059	1	1
12	1000383	0.002500			Shore Financial Services, Inc.		10000007965	1	1
13	1000383	0.002500			Shore Financial Services, Inc.		10000007671	1	1
14	1000383	0.002500			Shore Financial Services, Inc.		10000008117	1	1
15	1000383	0.002500			Shore Financial Services, Inc.		10000008162	1	1
16	1000383	0.002500			Shore Financial Services, Inc.		10000007501	1	1
17	1000383	0.002500			Shore Financial Services, Inc.		10000008491	1	1
18	1000383	0.002500			Shore Financial Services, Inc.		10000007888	1	1
19	1000383	0.002500			Shore Financial Services, Inc.		10000008178	1	1
20	1000383	0.002500			Shore Financial Services, Inc.		10000009374	1	1
21	1000383	0.002500			Shore Financial Services, Inc.		10000008060	1	1
22	1000383	0.002500			Shore Financial Services, Inc.		10000009641	1	1
23	1000383	0.002500			Shore Financial Services, Inc.		10000009143	1	1
24	1000383	0.002500			Shore Financial Services, Inc.		10000008179	1	1
25	1000383	0.002500			Shore Financial Services, Inc.		10000009301	1	1
26	1000383	0.002500			Shore Financial Services, Inc.		10000008607	1	1
27	1000383	0.002500			Shore Financial Services, Inc.		10000009315	1	1
28	1000383	0.002500			Shore Financial Services, Inc.		10000008496	1	1
29	1000383	0.002500			Shore Financial Services, Inc.		10000008648	1	1
30	1000383	0.002500			Shore Financial Services, Inc.		10000008556	1	1
31	1000383	0.002500			Shore Financial Services, Inc.		10000008557	1	1
32	1000383	0.002500			Shore Financial Services, Inc.		10000008605	1	1
33	1000383	0.002500			Shore Financial Services, Inc.		10000009310	1	1
34	1000383	0.002500			Shore Financial Services, Inc.		10000008862	1	1
35	1000383	0.002500			Shore Financial Services, Inc.		10000009824	1	1
36	1000383	0.002500			Shore Financial Services, Inc.		10000009312	1	1
37	1000383	0.002500			Shore Financial Services, Inc.		1030009306	1	1
38	1000383	0.002500			Shore Financial Services, Inc.		1030009255	1	1
39	1000383	0.002500			Shore Financial Services, Inc.		10000008039	1	1
40	1000383	0.002500			Shore Financial Services, Inc.		10000008180	1	1
41	1000383	0.002500			Shore Financial Services, Inc.		10000009234	1	1
42	1000383	0.002500			Shore Financial Services, Inc.		10000008604	1	1
43	1000383	0.002500			Shore Financial Services, Inc.		10000009634	1	1
44	1000383	0.002500			Shore Financial Services, Inc.		10000008121	1	1

	10	11	12	13	14	15	16	17	18	19
	HELOC Indicator	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)
1	0	9						1	0	0
2	0	9						1	0	0
3	0	9						1	4	0
4	0	9						1	0	0
5	0	9						1	0	0
6	0	9						2	4	0
7	0	3						2	4	0
8	0	9						2	4	0
9	0	3						2	0	0
10	0	3						2	0	0
11	0	9						2	0	0
12	0	9						2	4	0
13	0	9						2	0	0
14	0	9						2	4	0
15	0	7						2	4	0
16	0	9						2	0	0
17	0	9						2	4	0
18	0	7						2	4	0
19	0	9						2	4	0
20	0	9						2	0	0
21	0	9						2	4	0
22	0	9						2	4	0
23	0	9						2	4	0
24	0	9						2	0	0
25	0	9						2	0	0
26	0	9						2	4	0
27	0	9						2	4	0
28	0	9						2	0	0
29	0	9						2	4	0
30	0	7						2	4	0
31	0	6						2	4	0
32	0	7						2	0	0
33	0	7						2	4	0
34	0	9						2	4	0
35	0	9						2	4	0
36	0	9						2	0	0
37	0	9						5	4	0
38	0	9						5	4	0
39	0	7						5	0	0
40	0	9						5	4	0
41	0	9						5	4	0
42	0	9						5	4	0
43	0	7						1	0	0
44	0	9						2	0	0

	20	21	22	23	24	25	26	27	28	29	30
	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1				0.00		20130219	505725.00	0.036250	360	360	20130401
2				0.00		20130219	488800.00	0.036250	360	360	20130401
3				0.00		20130228	636268.00	0.038750	360	360	20130401
4				0.00		20130223	624000.00	0.038750	360	360	20130401
5				0.00		20130228	771328.00	0.042500	360	360	20130401
6				150000.00		20130301	999000.00	0.036250	360	360	20130401
7				0.00		20130208	601000.00	0.038750	360	360	20130401
8				0.00		20130220	596000.00	0.040000	360	360	20130401
9				0.00		20130118	648000.00	0.038750	360	360	20130301
10				0.00		20130301	755000.00	0.037500	360	360	20130501
11				0.00		20130225	683000.00	0.035000	360	360	20130401
12				0.00		20130206	644000.00	0.036250	360	360	20130401
13				0.00		20130214	936000.00	0.038750	360	360	20130401
14				0.00		20130130	662000.00	0.038750	360	360	20130401
15				0.00		20130308	780000.00	0.038750	360	360	20130501
16				130000.00		20130307	558250.00	0.040000	360	360	20130501
17				0.00		20130213	1000000.00	0.038750	360	360	20130401
18				0.00		20130221	476250.00	0.040000	360	360	20130401
19				0.00		20130227	513700.00	0.033750	360	360	20130401
20				0.00		20130301	896000.00	0.038750	360	360	20130501
21				0.00		20130221	538100.00	0.036250	360	360	20130401
22				171865.00		20130306	842000.00	0.037500	360	360	20130501
23				0.00		20130301	895000.00	0.038750	360	360	20130501
24				0.00		20130222	1432000.00	0.036250	360	360	20130401
25				0.00		20130308	990000.00	0.037500	360	360	20130501
26				0.00		20130221	590000.00	0.040000	360	360	20130401
27				0.00		20130307	553000.00	0.040000	360	360	20130501
28				80000.00		20130227	458000.00	0.040000	360	360	20130401
29				192500.00		20130226	532000.00	0.038750	360	360	20130401
30				0.00		20130228	600000.00	0.040000	360	360	20130401
31				0.00		20130225	560000.00	0.041250	360	360	20130401
32				0.00		20130306	565000.00	0.038750	360	360	20130501
33				0.00		20130313	540000.00	0.035000	360	360	20130501
34				0.00		20130225	563000.00	0.040000	360	360	20130401
35				0.00		20130304	1435000.00	0.037500	360	360	20130501
36				0.00		20130305	757000.00	0.038750	360	360	20130501
37				0.00		20130122	807000.00	0.040000	360	360	20130301
38				0.00		20130110	639000.00	0.038750	360	360	20130301
39				0.00		20130212	1215000.00	0.038750	360	360	20130401
40				0.00		20130214	880000.00	0.038750	360	360	20130401
41				0.00		20130308	705000.00	0.041250	360	360	20130501
42				0.00		20130215	713000.00	0.036250	360	360	20130401
43				0.00		20130301	680000.00	0.041250	360	360	20130501
44				0.00		20130226	1456000.00	0.036250	360	360	20130401

	31	32	33	34	35	36	37	38	39	40
	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type
1	1	0	0		504946.34	0.036250	2306.37	20130401	0	0
2	1	0	0		488047.40	0.036250	2229.18	20130401	0	0
3	1	0	0		635330.65	0.038750	2991.97	20130401	0	0
4	1	0	0		623080.72	0.038750	2934.28	20130401	0	0
5	1	0	0		770265.31	0.042500	3794.47	20130401	0	0
6	1	0	0		997461.85	0.036250	4555.95	20130401	0	0
7	1	0	0		600114.60	0.038750	2826.12	20130401	0	0
8	1	0	0		595141.27	0.040000	2845.40	20130401	0	0
9	1	0	0		646087.64	0.038750	3047.14	20130401	0	0
10	1	0	0		755000.00	0.037500	3496.52	20130401	0	0
11	1	0	0		681925.10	0.035000	3066.98	20130401	0	0
12	1	0	0		643008.44	0.036250	2936.97	20130401	0	0
13	1	0	0		934621.08	0.038750	4401.42	20130401	0	0
14	1	0	0		661024.74	0.038750	3112.97	20130401	0	0
15	1	0	0		780000.00	0.038750	3667.85	20130401	0	0
16	1	0	0		558250.00	0.040000	2665.17	20130401	0	0
17	1	0	0		998526.79	0.038750	4702.37	20130401	0	0
18	1	0	0		475563.80	0.040000	2273.69	20130401	0	0
19	1	0	0		512873.73	0.033750	2271.05	20130401	0	0
20	1	0	0		896000.00	0.038750	4213.32	20130401	0	0
21	1	0	0		537271.49	0.036250	2454.01	20130401	0	0
22	1	0	0		842000.00	0.037500	3899.43	20130401	0	0
23	1	0	0		895000.00	0.038750	4208.62	20130401	0	0
24	1	0	0		1429795.17	0.036250	6530.65	20130401	0	0
25	1	0	0		990000.00	0.037500	4584.84	20130401	0	0
26	1	0	0		589149.91	0.040000	2816.75	20130401	0	0
27	1	0	0		553000.00	0.040000	2640.11	20130401	0	0
28	1	0	0		457340.10	0.040000	2186.56	20130401	0	0
29	1	0	0		531216.25	0.038750	2501.66	20130401	0	0
30	1	0	0		599135.50	0.040000	2864.49	20130401	0	0
31	1	0	0		559210.96	0.041250	2714.04	20130401	0	0
32	1	0	0		565000.00	0.038750	2656.84	20130401	0	0
33	1	0	0		540000.00	0.035000	2424.84	20130401	0	0
34	1	0	0		562188.82	0.040000	2687.85	20130401	0	0
35	1	0	0		1435000.00	0.037500	6645.71	20130401	0	0
36	1	0	0		757000.00	0.038750	3559.69	20130401	0	0
37	1	0	0		804670.62	0.040000	3852.74	20130401	0	0
38	1	0	0		636114.20	0.038750	3004.81	20130401	0	0
39	1	0	0		1213210.06	0.038750	5713.38	20130401	0	0
40	1	0	0		878703.58	0.038750	4138.09	20130401	0	0
41	1	0	0		705000.00	0.041250	3416.78	20130401	0	0
42	1	0	0		711902.20	0.036250	3251.65	20130401	0	0
43	1	0	0		680000.00	0.041250	3295.62	20130401	0	0
44	1	0	0		1453758.22	0.036250	6640.11	20130401	0	0

	41	42	43	44	45	46	47	48	49	50
	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44

	51	52	53	54	55	56	57	58	59	60
	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44

	61	62	63	64	65	66	67	68	69	70
	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID
1								0		273
2								0		220
3								0		233
4								0		281
5								0		466
6								0		356
7								0		207
8								0		411
9								0		169
10								0		499
11								0		203
12								0		206
13								0		241
14								0		121
15								0		271
16								0		371
17								0		147
18								0		288
19								0		6
20								0		89
21								0		348
22								0		300
23								0		77
24								0		97
25								0		115
26								0		183
27								0		262
28								0		244
29								0		100
30								0		291
31								0		303
32								0		396
33								0		167
34								0		476
35								0		402
36								0		524
37								0		154
38								0		23
39								0		547
40								0		334
41								0		359
42								0		518
43								0		111
44								0		130

	71	72	73	74	75	76	77	78	79	80
	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1	1		0		12.75		8	1
2	1		0		4	13	12	1
3	1		0		0	19.75	7	1
4	2		0		33		4	1
5	3		0		6	17.25	4	1
6	3		0		5.25		1	1
7	2		1		2		12	1
8	1		0		3	3	6	1
9	1		1		13	5	8	1
10	1		0		21	27	5	1
11	1		0		10		16	1
12	2		1		18		11	1
13	2		0		3	13.25	4	1
14	1		0		11.5		1.75	1
15	3		0		10	13.5	0	1
16	2		0		24	4	24	1
17	1		1		10	10	0.75	1
18	2		0		4		0	1
19	1		0		16.25		8.5	1
20	2		0		3	1.25	7	1
21	1		0		12		5	1
22	1		1		28	12	9	1
23	1		0		1.25		0.5	1
24	2		1		23		1	1
25	1		0		4	19	10	1
26	2		0		4	0.5	12	1
27	1		0		3		2	1
28	1		1		16		7	1
29	2		0		7.5	7	7	1
30	2		0		1		0	1
31	2		0		11		0	1
32	1		0		6	3.25	0	1
33	2		1		3	9	0	1
34	2		0		0.75		2.5	1
35	2		0		0		7	1
36	2		0		8.5	16.25	10	1
37	1		0		1	0.25	2	1
38	2		0		0.1	17	18	1
39	1		1		8		0	1
40	2		0		5.5		5.5	1
41	1		0		20.5		2.5	1
42	1		1		8	5	3	1
43	1		1		35	0	0	1
44	1		1		23		1	1

	81	82	83	84	85	86	87	88	89	90
	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower
1						736
2						779
3						793
4						753
5						760
6						700
7						773
8						755
9						793
10						728
11						806
12						804
13						786
14						778
15						762
16						803
17						762
18						767
19						780
20						771
21						786
22						741
23						788
24						762
25						774
26						722
27						773
28						739
29						751
30						800
31						786
32						765
33						770
34						789
35						771
36						802
37						782
38						770
39						748
40						792
41						795
42						754
43						798
44						776

	91	92	93	94	95	96	97	98	99
	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy
1								000000000000
2								000000000000
3								000000000000
4								000000000000
5								000000000000
6								000000000000
7								000000000000
8								000000000000
9								000000000000
10								000000000000
11								000000000000
12								000000000000
13								000000000000
14								000000000000
15								000000000000
16								000000000000
17								000000000000
18								000000000000
19								000000000000
20								000000000000
21								000000000000
22								000000000000
23								000000000000
24								000000000000
25								000000000000
26								000000000000
27								000000000000
28								000000000000
29								000000000000
30								000000000000
31								000000000000
32								000000000000
33								000000000000
34								000000000000
35								000000000000
36								000000000000
37								000000000000
38								000000000000
39								000000000000
40								000000000000
41								000000000000
42								000000000000
43								000000000000
44								000000000000

	100	101	102	103	104	105	106	107	108	109
	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification
1		15833.32		0.00		15833.32	15833.32	1	5
2		3422.72	5144.74	2369.00	0.00	8567.46	10936.46	1	5
3		0.00	14405.73	0.00	0.00	14405.73	14405.73	1	5
4		10473.00	0.00	28000.00	0.00	10473.00	38473.00	1	5
5		16760.14	6025.07	0.00	0.00	22785.21	22785.21	1	5
6		49781.67	0.00	0.00	0.00	49781.67	49781.67	1	5
7		48229.42	0.00	0.00	0.00	48229.42	48229.42	1	5
8		1378.87	2799.33	15047.04	0.00	4178.20	19225.24	1	5
9		0.00	5281.00	9173.76	0.00	5281.00	14454.76	1	5
10		0.00	6459.69	6000.00	0.00	6459.69	12459.69	1	5
11		12468.23	0.00	0.00	0.00	12468.23	12468.23	1	5
12		27517.45		0.00		27517.45	27517.45	1	5
13		14942.00	2558.00	0.00	0.00	17500.00	17500.00	1	5
14		15000.00		0.00		15000.00	15000.00	1	5
15		11335.30	7000.00	0.00	11345.99	18335.30	29681.29	1	5
16		13246.94	14951.76	0.00	0.00	28198.70	28198.70	1	5
17		29312.83	10428.71	0.00	0.00	39741.54	39741.54	1	5
18		12500.00	0.00	0.00	0.00	12500.00	12500.00	1	5
19		11250.01		0.00		11250.01	11250.01	1	5
20		22525.01	10625.02	0.00	0.00	33150.03	33150.03	1	5
21		14900.17		0.00		14900.17	14900.17	1	5
22		15589.96	9251.72	0.00	0.00	24841.68	24841.68	1	5
23		15724.95	0.00	0.00	0.00	15724.95	15724.95	1	5
24		153782.81		0.00		153782.81	153782.81	1	5
25		19936.08	14975.00	0.00	0.00	34911.08	34911.08	1	5
26		12719.58	15833.33	0.00	0.00	28552.91	28552.91	1	5
27		14947.92	0.00	3966.42	0.00	14947.92	18914.34	1	5
28		13665.12	0.00	0.00	0.00	13665.12	13665.12	1	5
29		17411.42	8008.90	0.00	0.00	25420.32	25420.32	1	5
30		1971.66		22897.87		1971.66	24869.53	1	5
31		33333.33		0.00		33333.33	33333.33	1	5
32		0.00	15983.00	0.00	0.00	15983.00	15983.00	1	5
33		9738.83	8333.34	0.00	0.00	18072.17	18072.17	1	5
34		13333.33		0.00		13333.33	13333.33	1	5
35		92983.25		0.00		92983.25	92983.25	1	5
36		12088.33	7221.79	0.00	0.00	19310.12	19310.12	1	5
37		12083.33	8333.33	0.00	0.00	20416.66	20416.66	1	5
38		0.00	10290.45	27.46	0.00	10290.45	10317.91	1	5
39		36656.67		0.00		36656.67	36656.67	1	5
40		24248.75	0.00	0.00	0.00	24248.75	24248.75	1	5
41		9476.58		1275.99		9476.58	10752.57	1	5
42		13102.27	2136.65	0.00	0.00	15238.92	15238.92	1	5
43		23333.33	0.00	0.00	0.00	23333.33	23333.33	1	5
44		136985.00		0.00		136985.00	136985.00	1	5

	110	111	112	113	114	115	116	117	118	119
	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds
1	3		4		283062.24	5048.75	0.318869
2	3		4		197752.38	4879.64	0.446181
3	3		4		148601.01	4684.87	0.325209
4	3		4		115455.78	6342.00	0.164843
5	3		4		170987.71	7404.26	0.324959
6	3		4		94446.23	12449.60	0.250084
7	3		4		49530.72	6506.63	0.134910
8	3		4		400624.97	5773.19	0.300292
9	3		4		233736.60	5641.98	0.390320
10	3		4		150900.16	5289.29	0.424512
11	3		4		107803.33	5089.61	0.408206
12	3		4		167450.58	8070.70	0.293294
13	3		4		570494.20	6166.84	0.352391
14	3		4		61110.08	4633.36	0.308891
15	3		4		320306.41	10412.67	0.350816			100.000000
16	3		4		69254.63	5567.27	0.197430
17	3		4		68806.95	7776.23	0.195670
18	3		4		76138.31	3898.10	0.311848			100.000000
19	3		4		53982.32	3989.28	0.354602
20	3		4		244394.73	6474.10	0.195297
21	3		4		112011.57	3249.98	0.218117
22	3		4		142879.04	10796.07	0.434595
23	3		4		228952.33	5937.32	0.377573
24	3		4		519739.16	15485.01	0.100694
25	3		4		184271.85	7132.16	0.204295
26	3		4		292954.84	9224.79	0.323077
27	3		4		52762.74	3976.61	0.210243
28	3		4		117624.17	4095.14	0.299678
29	3		4		284673.05	8224.39	0.323536
30	3		4		787760.22	8258.10	0.332057			100.000000
31	3		4		76229.08	7076.70	0.212301			100.000000
32	3		4		116506.07	3582.53	0.224146			100.000000
33	3		4		110188.95	7782.51	0.430635			100.000000
34	3		4		50302.18	5258.84	0.394413
35	3		4		206536.47	15487.10	0.166558
36	3		4		323250.31	4962.70	0.257000
37	3		4		141437.54	5291.02	0.259152
38	3		4		119786.20	4819.70	0.467120
39	3		4		1204931.63	8942.65	0.243957			100.000000
40	3		4		296640.41	7621.84	0.314319
41	3		4		60523.44	4614.98	0.429198
42	3		4		211762.98	5986.75	0.392859
43	3		4		327538.71	6223.49	0.266721			100.000000
44	3		4		404836.15	13611.38	0.099364

	120	121	122	123	124	125	126	127	128	129
	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name
1	CLARENDON HILLS	IL	60514	1	1		1050000.00	3	20130104
2	BAY VILLAGE	OH	44140	1	1		960000.00	3	20130103
3	WAXHAW	NC	28173	7	1		805000.00	3	20130123
4	GROSSE POINTE FARMS	MI	48236	1	1		780000.00	3	20130128
5	PETALUMA	CA	94952	1	1		1160000.00	3	20130205
6	PARK CITY	UT	84098	1	1		1450000.00	3	20130205
7	NEW MEADOWS	ID	83654	7	1		972000.00	3	20121025
8	CANYON LAKE	CA	92587	7	1		745000.00	3	20121215
9	REISTERSTOWN	MD	21136	7	1		1160000.00	3	20121215
10	ARCADIA	CA	91006	1	1		1500000.00	3	20121218
11	STUART	FL	34996	1	1		1300000.00	98	20130114
12	PLANTATION	FL	33324	7	1		1100000.00	3	20121211
13	CALABASAS	CA	91302	1	1		2100000.00	3	20130114
14	WEST PORT	CT	06880	1	1		1500000.00	3	20130111
15	HINSDALE	IL	60521	1	1	975000.00	975000.00	3	20130112
16	DAVIS	CA	95618	1	1		995000.00	3	20130109
17	ALTAMONTE SPRINGS	FL	32714	7	1		1500000.00	3	20130112
18	PARKER	CO	80134	7	1	635000.00	660000.00	3	20130124
19	CHAPEL HILL	NC	27516	7	1		708000.00	3	20130122
20	MOUNTAIN VIEW	CA	94040	1	1		1550000.00	3	20130206
21	HINSDALE	IL	60521	1	1		780000.00	3	20130201
22	HUNTINGTON BEACH	CA	92648	7	1		1550000.00	3	20130131
23	DARIEN	CT	06820	1	1		1107500.00	3	20130125
24	LOS ANGELES	CA	90004	1	1		2700000.00	3	20130123
25	BURLINGAME	CA	94010	1	1		2200000.00	3	20130206
26	HERNDON	VA	20171	7	1		945000.00	3	20130208
27	SHREWSBURY	MA	01545	1	1		725000.00	3	20130218
28	GLENVIEW	IL	60025	1	1		740000.00	3	20130129
29	SEATTLE	WA	98109	1	1		1020000.00	3	20130208
30	NICHOLASVILLE	KY	40356	7	1	805000.00	805000.00	3	20130207
31	BRENTWOOD	TN	37027	7	1	700000.00	700000.00	3	20130201
32	BOULDER	CO	80302	1	1	965000.00	965000.00	3	20130213
33	COLUMBIA	MD	21044	7	1	675000.00	680000.00	3	20130206
34	LAKE FOREST	IL	60045	1	1		720000.00	3	20130202
35	LOS ANGELES	CA	90274	7	1		1944000.00	3	20130212
36	PHOENIX	AZ	85048	7	1		1200000.00	3	20130215
37	Great Falls	VA	22066	7	1		1300000.00	3	20121103
38	NEWTON CENTER	MA	02459	1	1		1200000.00	3	20121113
39	SOUTHLAKE	TX	76092	7	1	1620000.00	1685000.00	3	20130123
40	OMAHA	NE	68124	1	1		1100000.00	3	20130125
41	SAN DIEGO	CA	92131	7	1		940000.00	3	20130212
42	LAGUNA BEACH	CA	92651	1	1		1200000.00	3	20130201
43	BLOOMFIELD HILLS	MI	48302	1	1	850000.00	925000.00	3	20130219
44	LOS ANGELES	CA	90027	1	1		3000000.00	3	20130122

	130	131	132	133	134	135	136	137	138	139
	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name
1							0.481600	0.481600	0	0
2							0.509100	0.509100	0	0
3							0.790300	0.790300	0	0
4							0.800000	0.800000	0	0
5							0.664900	0.664900	0	0
6							0.792400	0.688900	0	0
7							0.618300	0.618300	0	0
8							0.800000	0.800000	0	0
9							0.558600	0.558600	0	0
10							0.503300	0.503300	0	0
11							0.525300	0.525300	0	0
12							0.585400	0.585400	0	0
13							0.445700	0.445700	0	0
14							0.441300	0.441300	0	0
15							0.800000	0.800000	0	0
16							0.691700	0.561000	0	0
17							0.666600	0.666600	0	0
18							0.750000	0.750000	0	0
19							0.725500	0.725500	0	0
20							0.578000	0.578000	0	0
21							0.689800	0.689800	0	0
22							0.654100	0.543200	0	0
23							0.808100	0.808100	0	0
24							0.530300	0.530300	0	0
25							0.450000	0.450000	0	0
26							0.624300	0.624300	0	0
27							0.762700	0.762700	0	0
28							0.727000	0.618900	0	0
29							0.710200	0.521500	0	0
30							0.745300	0.745300	0	0
31							0.800000	0.800000	0	0
32							0.585400	0.585400	0	0
33							0.800000	0.800000	0	0
34							0.781900	0.781900	0	0
35							0.738100	0.738100	0	0
36							0.630800	0.630800	0	0
37							0.620700	0.620700	0	0
38							0.532500	0.532500	0	0
39							0.750000	0.750000	0	0
40							0.800000	0.800000	0	0
41							0.750000	0.750000	0	0
42							0.594100	0.594100	0	0
43							0.800000	0.800000	0	0
44							0.485300	0.485300	0	0

	140	141	142	143	144	145	146	147	148	149
	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount
1	0
2	0
3	0
4	0
5	0
6	0
7	0
8	0
9	0
10	0
11	0
12	0
13	0
14	0
15	0
16	0
17	0
18	0
19	0
20	0
21	0
22	0
23	0
24	0
25	0
26	0
27	0
28	0
29	0
30	0
31	0
32	0
33	0
34	0
35	0
36	0
37	0
38	0
39	0
40	0
41	0
42	0
43	0
44	0

	150	151	152	153	154	155	156	157	158	159	160	161
	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry
1											21
2											44	44
3											0	19.75
4											33
5											22	17.25
6											11
7											2
8											27	3
9											13	5
10											21	27
11											18
12											18
13											19
14											18
15											15	15
16											24	4
17											10	10
18											16
19											19
20											4.5	5
21											12
22											32	12
23											16
24											30
25											28	22
26											18	22
27											11
28											41
29											16	7
30											16
31											11
32											12	20
33											8	9
34											12
35											0
36											20	20
37											19	12
38											32	17
39											28
40											25
41											21
42											8	5
43											35	0
44											30

	162	163	164	165	166	167	168	169	170	171	172
	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0	20430301	15833.32	0	0	0	0	0	Full	Two Years	Two Months
2	0	20430301	3422.72	0	0	5144.74	0	0	Full	Two Years	Two Months
3	0	20430301	0	0	0	14405.73	0	0	Full	Two Years	Two Months
4	0	20430301	10473	28000	0	0	0	0	Full	Two Years	Two Months
5	0	20430301	16760.14	0	0	6025.07	0	0	Full	Two Years	Two Months
6	150000	20430301	49781.67	0	0	0	0	0	Full	Two Years	Two Months
7	0	20430301	48229.42	0	0	0	0	0	Full	Two Years	Two Months
8	0	20430301	1378.87	0	15047.04	2799.33	0	0	Full	Two Years	Two Months
9	0	20430201	0	0	0	5281			Full	Two Years	Two Months
10	0	20430401	0	0	0	6459.69	0	0	Full	Two Years	Two Months
11	0	20430301	12468.23	0	0	0	0	0	Full	Two Years	Two Months
12	0	20430301	27517.45	0	0	0	0	0	Full	Two Years	Two Months
13	0	20430301	14942	0	0	2558	0	0	Full	Two Years	Two Months
14	0	20430301	15000	0	0	0	0	0	Full	Two Years	Two Months
15	0	20430401	11335.3	0	0	7000	11345.99	0	Full	Two Years	Two Months
16	130000	20430401	13246.94	0	0	14951.76	0	0	Full	Two Years	Two Months
17	0	20430301	29312.83	0	0	10428.71	0	0	Full	Two Years	Two Months
18	0	20430301	12500	0	0	0	0	0	Full	Two Years	Two Months
19	0	20430301	11250.01	0	0	0	0	0	Full	Two Years	Two Months
20	0	20430401	22525.01	0	0	10625.02	0	0	Full	Two Years	Two Months
21	0	20430301	14900.17	0	0	0	0	0	Full	Two Years	Two Months
22	171865	20430401	15589.96	0	0	9251.72	0	0	Full	Two Years	Two Months
23	0	20430401	15724.95	0	0	0	0	0	Full	Two Years	Two Months
24	0	20430301	153782.81	0	0	0	0	0	Full	Two Years	Two Months
25	0	20430401	19936.08	0	0	14975	0	0	Full	Two Years	Two Months
26	0	20430301	12719.58	0	0	15833.33	0	0	Full	Two Years	Two Months
27	0	20430401	14947.92	3966.42	0	0	0	0	Full	Two Years	Two Months
28	78637	20430301	13665.12	0	0	0	0	0	Full	Two Years	Two Months
29	183399	20430301	17411.42	0	0	8008.9	0	0	Full	Two Years	Two Months
30	0	20430301	1971.66	0	22897.87	0	0	0	Full	Two Years	Two Months
31	0	20430301	33333.33	0	0	0	0	0	Full	Two Years	Two Months
32	0	20430401	0	0	0	15983	0	0	Full	Two Years	Two Months
33	0	20430401	9738.83	0	0	8333.34	0	0	Full	Two Years	Two Months
34	0	20430301	13333.33	0	0	0	0	0	Full	Two Years	Two Months
35	0	20430401	92983.25	0	0	0	0	0	Full	Two Years	Two Months
36	0	20430401	12088.33	0	0	7221.79	0	0	Full	Two Years	Two Months
37	0	20430201	12083.33	0	0	8333.33	0	0	Full	Two Years	Two Months
38	0	20430201	0	0	0	10290.45			Full	Two Years	Two Months
39	0	20430301	36656.67	0	0	0	0	0	Full	Two Years	Two Months
40	0	20430301	24248.75	0	0	0	0	0	Full	Two Years	Two Months
41	0	20430401	9476.58	1275.99	0	0	0	0	Full	Two Years	Two Months
42	0	20430301	13102.27	0	0	2136.65	0	0	Full	Two Years	Two Months
43	0	20430401	23333.33	0	0	0	0	0	Full	Two Years	Two Months
44	0	20430301	136985	0	0	0	0	0	Full	Two Years	Two Months

ATTACHMENT 2

PURCHASE AGREEMENT

Refer to Exhibit 10.8 to the Report on Form 8-K filed by the issuing entity on April 29, 2013.